UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2026

Cardinal Infrastructure Group Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-43004	39-3180206
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Six Forks Road, #300
Raleigh, North Carolina		27609
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 324-1964

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 Par Value	CDNL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Explanatory Note

As previously disclosed in the Current Report on Form 8-K filed by Cardinal Infrastructure Group Inc. (the "Company") with the Securities and Exchange Commission on February 19, 2026 (the "Initial Form 8-K"), on February 18, 2026, the Company and its controlled subsidiary, Cardinal Civil Contracting Holdings LLC, consummated the acquisition of 100% of the equity interests in A.L. Grading Contractors, LLC ("ALGC") on February 18, 2026.

This Amendment No. 1 to the Initial Form 8-K (this "Amendment") is being filed solely to amend the Initial Form 8-K to include the financial statements of a business acquired required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Initial Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The audited consolidated financial statements as of and for the years ended December 31, 2025 and 2024 for A.L. Grading
Contractors, Inc. (the predecessor corporation to ALGC) are attached as Exhibit 99.1, to this Form 8-K/A and incorporated herein by reference. Such financial statements were prepared in accordance with U.S. generally accepted accounting principles as issued by the Financial Accounting Standards Board.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial information as of December 31, 2025 and for the year ended December 31, 2025, related to the Company’s acquisition of ALGC are attached as Exhibit 99.2 to this Form 8-K/A and incorporated herein by reference.

(c) Exhibits.

Exhibit Number	Description

23.1	Consent of Warren Averett, LLC.

99.1	Audited consolidated financial statements of A.L. Grading Contractors, Inc. and affiliates as of and for the years ended December 31, 2025 and December 31, 2024.

99.2	Unaudited pro forma condensed consolidated financial information of the Company as of December 31, 2025 and for the year ended December 31, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARDINAL INFRASTRUCTURE GROUP INC.

Date:	May 6, 2026	By:	/s/ Mike Rowe
Mike Rowe Chief Financial Officer